UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Brian C. Janssen

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2019

Tap into the growth
potential of
international equities.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Tapping global potential

7	Summary investment portfolio

12	Financial statements

38	Board of trustees and other officers

Fellow investors:

In a highly volatile year for international equity markets, EuroPacific Growth Fund trailed its primary benchmark while outpacing its mutual funds peer group.

EuroPacific Growth declined 4.97% for shareholders who reinvested dividends and capital gains during the one-year period ended March 31, 2019. This return lagged the 4.22% loss recorded by the fund’s primary benchmark, the unmanaged MSCI All Country World Index ex USA, which reflects the returns of more than 40 developed and developing country stock markets.

The fund outpaced its peers as reflected by the Lipper International Funds Average, which fell 5.77% during the same period. The fund also trailed the return of the MSCI EAFE (Europe, Australasia, Far East) Index, which lost 3.71%. Over longer time frames, the fund’s results outpaced the indexes and the peer group, as shown in the table below.

Sharp swings in global markets

International equity markets came under pressure during the one-year period, buffeted by rising interest rates, slowing global economic growth and deteriorating trade relations between the U.S., Europe and China. However, markets rebounded strongly in the first quarter of 2019 amid indications that the U.S. Federal Reserve would place its rate-hiking plans on hold and signs of progress in U.S.-China trade negotiations. By the end of the period, international stocks had regained some of the losses experienced earlier in the period, despite ongoing worries about the health of the global economy.

Pronounced economic slowdowns in Europe and China kept investors on edge, while the U.S. economy continued to show signs of strength. China’s economic growth declined to a nearly 30-year low amid weakness in several key areas, including the housing market and export activity. European growth also disappointed as a

Results at a glance

For periods ended March 31, 2019, with all distributions reinvested

	Cumulative total return	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/16/84)

EuroPacific Growth Fund (Class A shares)	–4.97%	3.91%	9.57%	10.47%
MSCI ACWI (All Country World Index) ex USA[1,2]	–4.22	2.57	8.85	8.51
MSCI EAFE (Europe, Australasia, Far East) Index[1,3]	–3.71	2.33	8.96	8.06
Lipper International Funds Average[4]	–5.77	2.14	8.80	8.51

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[2]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	This index was the fund’s primary benchmark until the fiscal year ended March 31, 2007. Results reflect dividends net of withholding taxes.
[4]	Results for the Lipper averages do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

EuroPacific Growth Fund	1

brewing trade war and political uncertainty clouded the outlook for the 19-member eurozone. The rise of populist politics in many countries served to heighten the sense of market uncertainty. In foreign exchange markets, the euro and many emerging markets currencies declined against the U.S. dollar and the Japanese yen.

Sector results mixed

Most sectors fell, underscored by a sharp decline among financials and consumer discretionary stocks. Bank shares were weighed down by negative interest rates in Europe and concerns about deteriorating economic growth in many countries. Concerns about China’s weakening economy hurt investor sentiment for many luxury goods and travel-related companies throughout Asia and Europe. Information technology stocks also moved lower amid slowing smartphone sales and waning demand for computer chips. Semiconductor stocks fell sharply during the period before bouncing back in the first quarter of 2019.

Defensive stocks fared better, highlighted by a strong rally in the utilities sector. The trend was particularly acute in the fourth quarter of 2018 when shares of companies with solid dividends and steady cash flows were in high demand. Energy stocks advanced, boosted by rising oil prices during most of the one-year period. Stocks in the health care sector also moved higher amid attractive valuations, rising M&A activity and investor optimism for innovative new drugs in the development pipeline.

Inside the portfolio

Select investments in the financials sector produced solid returns for the fund. Shares of HDFC Bank rallied as the Indian financial services company attracted a growing customer base and reported sharply higher profits. AIA Group shares also moved higher as the Hong Kong-based insurer generated solid earnings and received key government approvals to expand its operations in China. Elsewhere in the sector, shares of Italian bank UniCredit tumbled as a populist coalition government came to power in Rome, and the country’s economy fell into recession at the end of 2018.

Stock selection in the energy sector made a meaningful contribution to results. Reliance Industries rallied on the success of the Indian conglomerate’s petrochemicals business and its Jio telecommunications network. Reliance was among the top contributors to returns relative to the index, along with Airbus. Shares of the European aircraft manufacturer soared amid record-high profits, even as the company said it would cease production of the A380 jumbo jet in 2021 amid waning demand for the world’s largest commercial passenger plane. In addition, Airbus announced a €30 billion deal to deliver 300 planes to China-based carriers.

Stock selection and an overweight stance in the information technology sector hurt the fund’s results for the one-year period. Shares of AAC Technologies declined as slowing smartphone sales hurt companies in the Apple iPhone supply chain. AAC makes miniaturized speakers, lenses and other components for Apple and other mobile-phone manufacturers. In the industrials sector, shares of Ryanair fell sharply as the low-cost airline based in Dublin dealt with a series of strikes by pilots and cabin crew that forced the cancellation of hundreds of flights.

Certain investments in the communication services sector detracted. Nintendo shares declined amid investor worries about a growing competitive threat to traditional video-game companies from free-to-play internet streaming games. Portfolio managers continue to view Nintendo as an attractive, long-term investment primarily because of the Japanese company’s valuable intellectual property, including iconic names such as Mario Bros., Donkey Kong and The Legend of Zelda. Video games continue to grow in popularity, surpassing other forms of mass entertainment, and that’s in part why the fund owns a number of leaders in the space, including Nintendo, Sony and China’s Tencent.

Looking ahead

Despite signs of a slowing global economy, we remain optimistic about international equity markets going forward and, specifically, the portfolio of companies we have selected for the EuroPacific Growth portfolio. Well-managed companies with long growth runways and innovative products continue to demonstrate their resilience in a challenging investment environment. Even with markets falling precipitously in the fourth quarter, our view was that the fundamentals had not changed significantly for many of our portfolio companies. As a result, we saw the market decline as a buying opportunity for select holdings where a compelling investment thesis remained intact.

From a macroeconomic perspective, global economic conditions remain moderately supportive for growth-oriented investors. Relatively low inflation and accommodative monetary policies are combining to provide a favorable tailwind in many markets around the world, as evidenced by the strong rebound in the first quarter of 2019. More importantly, we believe our extensive global research capabilities and intense focus on fundamental, company-by-

2	EuroPacific Growth Fund

company analysis helps us to separate winners from losers in a rapidly changing investment landscape.

As always, we remain focused on the long-term picture, and therefore we believe that we are well positioned to tolerate periods of short-term market volatility. We continue to be optimistic about the potential for significant price appreciation in international markets in the years ahead.

Thank you for your commitment to the fund, and we look forward to reporting to you again in six months.

Sincerely,

Carl Kawaja
Co-President

Christopher Thomsen
Co-President

May 13, 2019

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

EuroPacific Growth Fund invests primarily in companies based in developed markets in Europe and the Pacific Basin. However, emerging markets also make up a sizable and important area of focus for the fund (34%), especially when looking at the companies in terms of where they generate revenue (48%).

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	2%	—%
■	Canada	4	7
■	Europe	38	42
■	Japan	14	16
■	Asia-Pacific ex. Japan	8	9
■	Emerging markets	34	26
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	17%	16%
■	Canada	3	4
■	Europe	19	22
■	Japan	9	11
■	Asia-Pacific ex. Japan	4	7
■	Emerging markets	48	40
	Total	100%	100%

Source: Capital Group (as of March 31, 2019).

Compared with the MSCI ACWI ex USA as a percent of net assets.

EuroPacific Growth Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2019)*

	1 year	5 years	10 years
Class A shares	-10.43%	2.69%	8.93%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.83% for Class A shares as of the prospectus dated June 1, 2019 (unaudited).

$400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000

Year ended March 31	1985[3]	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996
TOTAL VALUE												
Dividends reinvested	$69	35	118	491	316	527	656	611	538	515	715	1,131
Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359	35,033	37,728	47,638	47,974	57,494
Total return	(0.6)%	54.5	29.0	8.1	14.7	17.0	9.1	11.7	7.7	26.3	0.7	19.8

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

4	EuroPacific Growth Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in the EuroPacific Growth Fund grew from April 16, 1984, to March 31, 2019. As you can see, the investment grew to $305,932 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

EuroPacific Growth Fund	5

Tapping global potential

The table above compares total returns for the MSCI USA Index (shown in gray) and the MSCI ACWI (All Country World Index) ex USA (shown in blue) over the past 25 calendar years.

Results for the MSCI USA Index reflect dividends gross of withholding taxes. Results for the MSCI ACWI (All Country World Index) ex USA reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

MSCI USA Index	MSCI ACWI (All Country World Index) ex USA

A world of opportunity

With many of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 11 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

The Capital SystemSM

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

6	EuroPacific Growth Fund

Summary investment portfolio March 31, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	20.20%
Japan	12.74
China	9.55
United Kingdom	9.16
India	8.56
Hong Kong	5.66
South Korea	4.32
Brazil	4.21
Canada	3.79
Other countries	15.55
Short-term securities & other assets less liabilities	6.26
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.54%	Shares	Value (000)
Financials 17.43%
HDFC Bank Ltd.	112,173,464	$3,754,876
HDFC Bank Ltd. (ADR)	7,727,242	895,665
AIA Group Ltd.	452,940,000	4,509,233
Kotak Mahindra Bank Ltd.	94,883,478	1,827,817
Prudential PLC	74,885,038	1,499,585
Barclays PLC	550,719,268	1,109,495
Housing Development Finance Corp. Ltd.	31,813,425	903,887
China Construction Bank Corp., Class H	949,336,140	813,895
B3 SA - Brasil, Bolsa, Balcao	90,072,000	738,915
Axis Bank Ltd.[1]	64,612,400	724,937
Other securities		10,500,390
		27,278,695

Consumer discretionary 14.43%
Alibaba Group Holding Ltd. (ADR)[1]	21,324,295	3,890,618
MercadoLibre, Inc.[1,2]	3,424,500	1,738,721
LVMH Moët Hennessy-Louis Vuitton SE	4,636,000	1,705,222
Galaxy Entertainment Group Ltd.[2]	224,749,000	1,530,307
Sony Corp.	30,665,500	1,285,223
adidas AG	4,984,373	1,211,058
Naspers Ltd., Class N	3,786,500	874,445
Industria de Diseño Textil, SA	26,741,966	785,942
Kering SA	1,340,165	768,502
Melco Resorts & Entertainment Ltd. (ADR)[2]	32,297,140	729,592
EssilorLuxottica	6,613,801	722,465
Meituan Dianping, Class B1	103,390,504	696,738
Other securities		6,652,276
		22,591,109

Information technology 12.29%
Samsung Electronics Co., Ltd.	79,274,796	3,118,333
Samsung Electronics Co., Ltd., nonvoting preferred	2,440,000	77,923
Taiwan Semiconductor Manufacturing Co., Ltd.	271,072,329	2,159,221
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,247,523	337,818
ASML Holding NV	11,654,828	2,185,940
SK hynix, Inc.	30,309,200	1,981,273
Keyence Corp.	2,593,780	1,614,121
Amadeus IT Group SA, Class A, non-registered shares	14,826,852	1,187,526
Tokyo Electron Ltd.	5,805,800	838,156
PagSeguro Digital Ltd., Class A1,2	24,308,238	725,601
Other securities		5,001,776
		19,227,688

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials 10.62%
Airbus SE, non-registered shares	32,152,127	$4,252,258
SMC Corp.	2,409,700	902,958
International Consolidated Airlines Group, SA (CDI)[2]	129,105,675	860,947
Safran SA	6,107,000	837,477
Rolls-Royce Holdings PLC[1]	63,482,720	746,793
MTU Aero Engines AG2	3,144,000	711,705
Other securities		8,304,173
		16,616,311

Health care 8.68%
Novartis AG	20,856,600	2,006,171
Daiichi Sankyo Co., Ltd.[3]	34,141,000	1,728,867
AstraZeneca PLC	11,519,100	920,129
Chugai Pharmaceutical Co., Ltd.	13,055,158	896,416
Takeda Pharmaceutical Co. Ltd.	21,696,653	885,054
Teva Pharmaceutical Industries Ltd. (ADR)[1]	52,991,159	830,901
Koninklijke Philips NV	17,302,000	704,820
Other securities		5,605,397
		13,577,755

Materials 8.18%
Vale SA, ordinary nominative (ADR)	178,882,800	2,336,209
Vale SA, ordinary nominative	49,698,378	646,466
Glencore PLC	254,215,191	1,052,741
Teck Resources Ltd., Class B	42,384,000	980,666
Koninklijke DSM NV	7,657,619	834,598
Asahi Kasei Corp.[2]	76,292,742	786,126
Chr. Hansen Holding A/S2	7,314,000	741,357
Other securities		5,424,595
		12,802,758

Energy 6.19%
Reliance Industries Ltd.	196,635,942	3,869,563
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	50,670,000	806,666
Other securities		5,015,674
		9,691,903

Consumer staples 5.99%
Nestlé SA	14,341,399	1,366,808
British American Tobacco PLC	31,185,430	1,297,322
Pernod Ricard SA	5,360,610	962,122
Kao Corp.	8,994,200	707,493
Other securities		5,040,541
		9,374,286

Communication services 5.30%
Nintendo Co., Ltd.[2]	9,070,426	2,582,899
Tencent Holdings Ltd.	49,853,911	2,292,660
SoftBank Group Corp.	16,261,400	1,576,547
Other securities		1,851,383
		8,303,489

Utilities 2.89%
Ørsted AS	19,677,485	1,491,319
ENN Energy Holdings Ltd.[2]	77,627,000	750,564
China Gas Holdings Ltd.	208,024,600	731,403
Other securities		1,551,516
		4,524,802

Real estate 1.54%
Other securities		2,407,646

Total common stocks (cost: $107,146,634,000)		146,396,442

8	EuroPacific Growth Fund

Rights & warrants 0.08%	Shares	Value (000)
Real estate 0.08%
Other securities		$132,001

Total rights & warrants (cost: $138,006,000)		132,001

Bonds, notes & other debt instruments 0.12%	Principal amount (000)
U.S. Treasury bonds & notes 0.06%
U.S. Treasury 0.06%
Other securities		99,461

Other 0.06%
Other securities		81,803

Total bonds, notes & other debt instruments (cost: $179,071,000)		181,264

Short-term securities 6.20%	Shares
Money market investments 5.95%
Capital Group Central Cash Fund[2]	93,044,336	9,302,573

	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.25%
Other securities		395,081

Total short-term securities (cost: $9,778,246,000)		9,697,654
Total investment securities 99.94% (cost: $117,241,957,000)		156,407,361
Other assets less liabilities 0.06%		98,240

Net assets 100.00%		$156,505,601

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security (with a value of $17,534,000, which represented .01% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $2,860,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

				Unrealized
Contract amount				(depreciation)
				appreciation
Purchases	Sales			at 3/31/2019
(000)	(000)	Counterparty	Settlement date	(000)
USD62,400	INR4,462,500	HSBC Bank	4/5/2019	$(1,948)
USD82,916	INR5,925,000	JPMorgan Chase	4/8/2019	(2,480)
USD187,594	GBP141,350	Citibank	4/26/2019	3,233
USD133,465	GBP100,572	JPMorgan Chase	4/26/2019	2,290
USD64,334	INR4,462,500	Citibank	4/26/2019	199
USD42,159	INR2,925,000	HSBC Bank	5/7/2019	179
				$1,473

EuroPacific Growth Fund	9

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended March 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2019 (000)
Common stocks 11.36%
Consumer discretionary 3.55%
MercadoLibre, Inc.[1]	1,602,500	1,822,000	—	3,424,500	$—	$556,650	$—	$1,738,721
Galaxy Entertainment Group Ltd.	93,299,000	131,450,000	—	224,749,000	—	(225,483)	24,198	1,530,307
Melco Resorts & Entertainment Ltd. (ADR)	12,814,000	19,483,140	—	32,297,140	—	(100,112)	13,110	729,592
Ryohin Keikaku Co., Ltd.	923,000	1,393,000	152,000	2,164,000	(10,343)	(123,847)	7,239	547,492
Just Eat PLC[1]	51,012,545	3,383,455	—	54,396,000	—	(2,359)	—	532,069
ASOS PLC[1]	6,690,380	—	792,496	5,897,884	(22,127)	(348,662)	—	245,814
GVC Holdings PLC[4]	3,008,730	28,303,953	—	31,312,683	—	(146,676)	10,658	227,978
Global Brands Group Holding Ltd.[5]	487,835,358	—	487,835,358	—	(88,391)	80,313	4,479	—
Kroton Educacional SA, ordinary nominative[5]	90,424,000	—	90,424,000	—	(196,188)	33,730	6,492	—
Paddy Power Betfair PLC[5]	6,722,677	—	4,396,996	2,325,681	(187,596)	42,380	18,411	—
William Hill PLC[5]	55,379,159	445,848	31,336,007	24,489,000	(106,499)	(35,150)	10,016	—
								5,551,973
Information technology 0.78%
PagSeguro Digital Ltd., Class A1	—	24,308,238	—	24,308,238	—	79,063	—	725,601
Halma PLC	11,480,157	11,173,000	—	22,653,157	—	63,728	2,248	493,317
AAC Technologies Holdings Inc.[5]	42,638,799	24,112,667	43,747,589	23,003,877	(280,345)	(405,309)	12,639	—
								1,218,918
Industrials 1.87%
International Consolidated Airlines Group, SA (CDI)	150,105,675	—	21,000,000	129,105,675	37,288	(284,928)	46,430	860,947
MTU Aero Engines AG	1,603,000	1,541,000	—	3,144,000	—	134,640	4,558	711,705
Melrose Industries PLC	—	290,421,746	—	290,421,746	—	(197,192)	4,974	692,783
Yamato Holdings Co., Ltd.[4]	15,699,000	9,819,093	—	25,518,093	—	(5,322)	6,263	658,271
Air France-KLM[1,5]	9,233,795	18,623,500	27,857,295	—	134,132	12,655	—	—
Ryanair Holdings PLC (ADR)[1,5]	17,974,744	566,491	12,735,235	5,806,000	(119,569)	(732,166)	—	—
								2,923,706
Health care 0.65%
NMC Health PLC	—	12,262,303	—	12,262,303	—	(123,332)	639	364,779
Hikma Pharmaceuticals PLC	15,323,773	—	708,728	14,615,045	(800)	99,687	5,363	341,019
GW Pharmaceuticals PLC (ADR)[1,4]	1,294,000	522,499	—	1,816,499	—	83,393	—	306,207
Teva Pharmaceutical Industries Ltd. (ADR)[1,5]	50,202,159	2,789,000	—	52,991,159	—	(84,516)	—	—
								1,012,005
Materials 1.37%
Asahi Kasei Corp.	45,607,100	30,685,642	—	76,292,742	—	(178,602)	22,645	786,126
Chr. Hansen Holding A/S	7,491,364	—	177,364	7,314,000	9,755	99,846	13,965	741,357
First Quantum Minerals Ltd.	41,611,001	12,411,482	—	54,022,483	—	(133,931)	354	612,445
								2,139,928

10	EuroPacific Growth Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2019 (000)
Energy 0.88%
Cenovus Energy Inc.	27,333,400	52,716,000	10,231,400	69,818,000	$(1,282)	$4,888	$7,821	$606,045
Oil Search Ltd.	66,700,452	42,022,800	14,535,452	94,187,800	(16,452)	(441)	9,743	524,993
Tourmaline Oil Corp.	16,547,000	—	—	16,547,000	—	(25,051)	4,902	255,569
								1,386,607
Communication services 1.78%
Nintendo Co., Ltd.	6,797,026	3,140,000	866,600	9,070,426	(136,377)	(1,267,463)	62,729	2,582,899
Altice Europe NV, Class A1,6	69,114,355	3,928,273	10,415,000	62,627,628	(31,158)	301,216	—	164,461
Altice Europe NV, Class B1,6	16,341,536	—	1,563,667	14,777,869	(25,443)	(67,225)	—	38,525
Altice USA, Inc., Class A5	—	35,575,286	35,575,286	—	(68,375)	—	—	—
Altice USA, Inc., Class B5	—	27,021,262	27,021,262	—	—	—	—	—
								2,785,885
Utilities 0.48%
ENN Energy Holdings Ltd.	50,122,000	27,505,000	—	77,627,000	—	17,259	6,896	750,564
Ørsted AS5	24,649,666	61,619	5,033,800	19,677,485	119,411	85,029	29,077	—
								750,564
Short-term securities 5.95%
Money market investments 5.95%
Capital Group Central Cash Fund	—	123,314,647	30,270,311	93,044,336	(21)	(928)	24,047	9,302,573
Total 17.30%					$(990,380)	$(2,794,218)	$359,896	$27,072,159

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,932,542,000, which represented 1.23% of the net assets of the fund.
[4]	This security was an unaffiliated issuer in its initial period of acquisition at 3/31/2018; it was not publicly disclosed.
[5]	Unaffiliated issuer at 3/31/2019.
[6]	This security changed its name during the reporting period.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GBP = British pounds

INR = Indian rupees

USD/$ = U.S. dollars

See notes to financial statements

EuroPacific Growth Fund	11

Financial statements

Statement of assets and liabilities
at March 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $92,452,166)	$129,335,202
Affiliated issuers (cost: $24,789,791)	27,072,159	$156,407,361
Cash		5,301
Cash denominated in currencies other than U.S. dollars (cost: $124,108)		124,230
Unrealized appreciation on open forward currency contracts		5,901
Receivables for:
Sales of investments	533,057
Sales of fund’s shares	295,582
Dividends and interest	482,049
Other	29,904	1,340,592
		157,883,385
Liabilities:
Unrealized depreciation on open forward currency contracts		4,428
Payables for:
Purchases of investments	468,317
Repurchases of fund’s shares	548,008
Investment advisory services	54,501
Services provided by related parties	19,763
Trustees’ deferred compensation	4,011
Non-U.S. taxes	276,787
Other	1,969	1,373,356
Net assets at March 31, 2019		$156,505,601

Net assets consist of:
Capital paid in on shares of beneficial interest		$119,820,607
Total distributable earnings		36,684,994
Net assets at March 31, 2019		$156,505,601

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,079,887 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$24,703,660	484,481		$50.99
Class C	1,015,243	20,428		49.70
Class T	10	—	*	50.99
Class F-1	3,231,993	63,680		50.75
Class F-2	24,585,377	483,670		50.83
Class F-3	11,992,491	235,253		50.98
Class 529-A	1,375,675	27,320		50.35
Class 529-C	218,491	4,443		49.18
Class 529-E	59,782	1,199		49.87
Class 529-T	12	—	*	50.98
Class 529-F-1	145,452	2,891		50.32
Class R-1	208,994	4,277		48.86
Class R-2	690,286	14,001		49.30
Class R-2E	88,648	1,758		50.42
Class R-3	3,446,142	69,119		49.86
Class R-4	7,714,908	154,589		49.91
Class R-5E	1,510,964	29,872		50.58
Class R-5	7,283,340	143,140		50.88
Class R-6	68,234,133	1,339,766		50.93

*	Amount less than one thousand.

See notes to financial statements

12	EuroPacific Growth Fund

Statement of operations
for the year ended March 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $297,024;
also includes $359,896 from affiliates)	$3,096,366
Interest	331,768	$3,428,134
Fees and expenses*:
Investment advisory services	651,418
Distribution services	141,313
Transfer agent services	91,038
Administrative services	68,221
Reports to shareholders	3,818
Registration statement and prospectus	6,920
Trustees’ compensation	366
Auditing and legal	333
Custodian	28,432
Other	2,160
Total fees and expenses before reimbursements	994,019
Less transfer agent services reimbursements	30
Total fees and expenses after reimbursements		993,989
Net investment income		2,434,145

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $3,015):
Unaffiliated issuers	1,332,529
Affiliated issuers	(990,380)
Forward currency contracts	25,495
Currency transactions	(14,317)	353,327
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $249,790):
Unaffiliated issuers	(8,190,029)
Affiliated issuers	(2,794,218)
Forward currency contracts	490
Currency translations	15,927	(10,967,830)
Net realized gain and unrealized depreciation		(10,614,503)

Net decrease in net assets resulting from operations		$(8,180,358)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

EuroPacific Growth Fund	13

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31
	2019	2018
Operations:
Net investment income	$2,434,145	$1,587,081
Net realized gain	353,327	8,721,963
Net unrealized (depreciation) appreciation	(10,967,830)	17,390,904
Net (decrease) increase in net assets resulting from operations	(8,180,358)	27,699,948

Distributions paid to shareholders	(8,900,930)	(7,539,524	)*

Net capital share transactions	6,917,067	14,228,851

Total (decrease) increase in net assets	(10,164,221)	34,389,275

Net assets:
Beginning of year	166,669,822	132,280,547
End of year	$156,505,601	$166,669,822

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $1,625,899 from net investment income and $5,913,625 from net realized gain on investments.

See notes to financial statements

14	EuroPacific Growth Fund

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

EuroPacific Growth Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

16	EuroPacific Growth Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$27,278,695	$—	$—	$27,278,695
Consumer discretionary	22,591,109	—	—	22,591,109
Information technology	19,227,688	—	—	19,227,688
Industrials	16,616,311	—	—	16,616,311
Health care	11,848,888	1,728,867	—	13,577,755
Materials	12,802,758	—	—	12,802,758
Energy	9,691,903	—	—	9,691,903
Consumer staples	9,374,286	—	—	9,374,286
Communication services	8,303,489	—	—	8,303,489
Utilities	4,453,953	70,849	—	4,524,802
Real estate	2,406,821	—	825	2,407,646
Rights & warrants	—	132,001	—	132,001
Bonds, notes & other debt instruments	—	181,264	—	181,264
Short-term securities	9,302,573	395,081	—	9,697,654
Total	$153,898,474	$2,508,062	$825	$156,407,361

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5,901	$—	$5,901
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(4,428)	—	(4,428)
Total	$—	$1,473	$—	$1,473

*	Forward currency contracts are not included in the investment portfolio.

EuroPacific Growth Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Short-term securities — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s

18	EuroPacific Growth Fund

exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $629,402,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, March 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5,901	Unrealized depreciation on open forward currency contracts	$4,428

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$25,495	Net unrealized appreciation on forward currency contracts	$490

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

EuroPacific Growth Fund	19

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$3,432	$—	$—	$(2,551)	$881
HSBC Bank	179	(179)	—	—	—
JPMorgan Chase	2,290	(2,290)	—	—	—
Total	$5,901	$(2,469)	$—	$(2,551)	$881
Liabilities:
HSBC Bank	$1,948	$(179)	$(1,769)	$—	$—
JPMorgan Chase	2,480	(2,290)	(190)	—	—
Total	$4,428	$(2,469)	$(1,959)	$—	$—

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2019, the fund reclassified $367,527,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

20	EuroPacific Growth Fund

As of March 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$197,377
Post-October capital loss deferral*	(1,321,161)
Gross unrealized appreciation on investments	44,189,091
Gross unrealized depreciation on investments	(6,157,558)
Net unrealized appreciation on investments	38,031,533
Cost of investments	118,377,301

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended March 31, 2019						Year ended March 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$300,775		$1,127,603		$1,428,378		$247,242		$1,087,109	$1,334,351
Class B1							—		—	—
Class C	6,163		51,849		58,012		1,675		52,155	53,830
Class T2	—	[3]	—	[3]	—	[3]	—	[3]	1	1
Class F-1	35,862		161,250		197,112		37,697		175,011	212,708
Class F-2	357,839		1,054,389		1,412,228		265,665		941,406	1,207,071
Class F-3	168,391		423,728		592,119		82,028		220,257	302,285
Class 529-A	15,928		61,112		77,040		12,322		54,000	66,322
Class 529-B1							—		—	—
Class 529-C	1,305		10,802		12,107		214		12,822	13,036
Class 529-E	617		2,818		3,435		423		2,633	3,056
Class 529-T2	—	[3]	—	[3]	—	[3]	—	[3]	1	1
Class 529-F-1	2,015		5,727		7,742		1,305		4,721	6,026
Class R-1	1,368		10,489		11,857		434		10,611	11,045
Class R-2	4,303		32,240		36,543		1,396		32,753	34,149
Class R-2E	227		8,663		8,890		1,191		9,019	10,210
Class R-3	35,061		176,288		211,349		27,704		187,911	215,615
Class R-4	102,828		402,073		504,901		93,792		417,928	511,720
Class R-5E	20,731		38,416		59,147		2,014		6,397	8,411
Class R-5	112,862		359,636		472,498		103,478		349,875	453,353
Class R-6	1,027,207		2,780,365		3,807,572		747,319		2,349,015	3,096,334
Total	$2,193,482		$6,707,448		$8,900,930		$1,625,899		$5,913,625	$7,539,524

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.394% on such assets in excess of $144 billion. On December 12, 2018, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2019, decreasing the annual rate to 0.392% on daily net assets in excess of $186 billion. For the year ended March 31, 2019, the investment advisory services fee was $651,418,000, which was equivalent to an annualized rate of 0.414% of average daily net assets.

EuroPacific Growth Fund	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	EuroPacific Growth Fund

For the year ended March 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$64,905	$34,158		$2,606		Not applicable
Class C	11,467	1,389		578		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	8,696	4,573		1,751		Not applicable
Class F-2	Not applicable	24,476		12,450		Not applicable
Class F-3	Not applicable	391		5,236		Not applicable
Class 529-A	3,219	1,461		702		$924
Class 529-C	2,347	252		120		158
Class 529-E	314	41		32		42
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	139		68		89
Class R-1	2,303	258		115		Not applicable
Class R-2	5,392	2,565		359		Not applicable
Class R-2E	866	315		72		Not applicable
Class R-3	19,595	6,013		1,962		Not applicable
Class R-4	22,209	9,160		4,455		Not applicable
Class R-5E	Not applicable	1,556		565		Not applicable
Class R-5	Not applicable	3,810		4,006		Not applicable
Class R-6	Not applicable	481		33,144		Not applicable
Total class-specific expenses	$141,313	$91,038		$68,221		$1,213

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $366,000 in the fund’s statement of operations reflects $480,000 in current fees (either paid in cash or deferred) and a net decrease of $114,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund has purchased from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended March 31, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,623,948,000 and $10,901,787,000, respectively, which generated $71,204,000 of net realized losses from sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2019.

EuroPacific Growth Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount		Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2019

Class A	$1,745,025		33,779		$1,400,728	27,795		$(4,591,568)	(90,056)	$(1,445,815)	(28,482)
Class C	131,659		2,589		57,361	1,146		(384,770)	(7,703)	(195,750)	(3,968)
Class T	—		—		—	—		—	—	—	—
Class F-1	822,668		16,074		192,181	3,793		(1,772,096)	(33,935)	(757,247)	(14,068)
Class F-2	8,283,565		160,944		1,336,131	26,800		(8,105,462)	(161,012)	1,514,234	26,732
Class F-3	5,778,865		112,229		541,201	10,866		(2,726,520)	(54,975)	3,593,546	68,120
Class 529-A	148,848		2,915		77,005	1,548		(221,689)	(4,386)	4,164	77
Class 529-C	27,200		546		12,102	245		(71,019)	(1,425)	(31,717)	(634)
Class 529-E	5,528		110		3,432	70		(12,673)	(253)	(3,713)	(73)
Class 529-T	—		—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	42,297		838		7,738	157		(24,685)	(492)	25,350	503
Class R-1	21,196		429		11,853	241		(60,088)	(1,230)	(27,039)	(560)
Class R-2	156,715		3,160		36,498	737		(238,880)	(4,793)	(45,667)	(896)
Class R-2E	52,852		1,018		8,890	168		(212,291)	(3,979)	(150,549)	(2,793)
Class R-3	650,346		12,821		211,068	4,245		(1,578,069)	(31,422)	(716,655)	(14,356)
Class R-4	1,531,980		30,328		504,822	10,214		(3,503,544)	(71,071)	(1,466,742)	(30,529)
Class R-5E	1,264,628		24,306		59,150	1,241		(310,842)	(6,387)	1,012,936	19,160
Class R-5	1,999,574		38,294		472,082	9,375		(3,227,419)	(62,636)	(755,763)	(14,967)
Class R-6	14,811,246		288,387		3,793,726	76,102		(12,241,479)	(239,135)	6,363,493	125,354
Total net increase (decrease)	$37,474,192		728,767		$8,725,969	174,743		$(39,283,094)	(774,890)	$6,917,067	128,620

Year ended March 31, 2018

Class A	$2,843,403		51,520		$1,307,706	24,158		$(4,581,031)	(83,563)	$(429,922)	(7,885)
Class B3	—	[2]	—	[2]	—	—		(3,850)	(78)	(3,850)	(78)
Class C	283,062		5,244		53,157	1,007		(405,218)	(7,594)	(68,999)	(1,343)
Class T4	10		—	[2]	—	—		—	—	10	— [2]
Class F-1	1,107,097		20,232		207,272	3,851		(1,727,999)	(31,488)	(413,630)	(7,405)
Class F-2	8,507,578		154,605		1,143,934	21,198		(9,998,054)	(185,550)	(346,542)	(9,747)
Class F-3	8,492,577		157,263		288,899	5,256		(1,064,140)	(18,947)	7,717,336	143,572
Class 529-A	277,885		5,013		66,304	1,237		(166,157)	(3,035)	178,032	3,215
Class 529-B3	—	[2]	—	[2]	—	—		(378)	(8)	(378)	(8)
Class 529-C	39,172		733		13,030	251		(168,308)	(3,097)	(116,106)	(2,113)
Class 529-E	8,365		155		3,057	57		(9,497)	(176)	1,925	36
Class 529-T4	10		—	[2]	1	—	[2]	—	—	11	— [2]
Class 529-F-1	27,992		513		6,025	112		(17,854)	(325)	16,163	300
Class R-1	33,981		642		11,045	213		(64,379)	(1,218)	(19,353)	(363)
Class R-2	194,136		3,633		34,093	650		(287,727)	(5,407)	(59,498)	(1,124)
Class R-2E	49,166		913		10,210	191		(24,043)	(438)	35,333	666
Class R-3	1,004,933		18,679		215,367	4,069		(1,745,504)	(32,510)	(525,204)	(9,762)
Class R-4	2,226,257		41,532		511,553	9,646		(3,768,347)	(69,864)	(1,030,537)	(18,686)
Class R-5E	624,795		11,154		8,410	156		(43,879)	(781)	589,326	10,529
Class R-5	1,764,445		32,126		452,863	8,386		(3,236,891)	(59,603)	(1,019,583)	(19,091)
Class R-6	17,132,391		310,505		3,083,362	56,893		(10,491,436)	(190,228)	9,724,317	177,170
Total net increase (decrease)	$44,617,255		814,462		$7,416,288	137,331		$(37,804,692)	(693,910)	$14,228,851	257,883

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $61,469,378,000 and $51,006,536,000, respectively, during the year ended March 31, 2019.

24	EuroPacific Growth Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class A:
3/31/2019	$56.66	$.71	$(3.52)	$(2.81)	$(.62)	$(2.24)	$(2.86)	$50.99	(4.97)%	$24,704		.83%		1.37%
3/31/2018	49.30	.47	9.51	9.98	(.49)	(2.13)	(2.62)	56.66	20.74	29,067		.82		.86
3/31/2017	44.28	.44	5.14	5.58	(.56)	—	(.56)	49.30	12.72	25,678		.85		.95
3/31/2016	49.91	.44	(4.68)	(4.24)	(.80)	(.59)	(1.39)	44.28	(8.60)	26,556		.83		.92
3/31/2015	49.37	.43	.76	1.19	(.65)	—	(.65)	49.91	2.48	30,770		.83		.88
Class C:
3/31/2019	55.32	.31	(3.41)	(3.10)	(.28)	(2.24)	(2.52)	49.70	(5.70)	1,015		1.60		.62
3/31/2018	48.19	.04	9.29	9.33	(.07)	(2.13)	(2.20)	55.32	19.82	1,350		1.60		.08
3/31/2017	43.25	.08	5.02	5.10	(.16)	—	(.16)	48.19	11.82	1,240		1.63		.17
3/31/2016	48.75	.06	(4.56)	(4.50)	(.41)	(.59)	(1.00)	43.25	(9.30)	1,474		1.62		.13
3/31/2015	48.22	.05	.73	.78	(.25)	—	(.25)	48.75	1.65	1,803		1.61		.11
Class T:
3/31/2019	56.69	.83	(3.54)	(2.71)	(.75)	(2.24)	(2.99)	50.99	(4.76)[3]	—	[4]	.59	[3]	1.60	[3]
3/31/2018[5,6]	49.19	.58	9.63	10.21	(.58)	(2.13)	(2.71)	56.69	21.27 [3,7]	—	[4]	.60	[3,8]	1.07	[3,8]
Class F-1:
3/31/2019	56.40	.74	(3.57)	(2.83)	(.58)	(2.24)	(2.82)	50.75	(5.01)	3,232		.87		1.43
3/31/2018	49.08	.45	9.46	9.91	(.46)	(2.13)	(2.59)	56.40	20.69	4,385		.86		.83
3/31/2017	44.08	.43	5.11	5.54	(.54)	—	(.54)	49.08	12.69	4,179		.87		.93
3/31/2016	49.67	.41	(4.64)	(4.23)	(.77)	(.59)	(1.36)	44.08	(8.60)	4,281		.86		.86
3/31/2015	49.10	.45	.71	1.16	(.59)	—	(.59)	49.67	2.43	6,773		.86		.93
Class F-2:
3/31/2019	56.52	.82	(3.52)	(2.70)	(.75)	(2.24)	(2.99)	50.83	(4.75)	24,585		.59		1.58
3/31/2018	49.17	.61	9.48	10.09	(.61)	(2.13)	(2.74)	56.52	21.05	25,826		.59		1.11
3/31/2017	44.19	.55	5.12	5.67	(.69)	—	(.69)	49.17	12.99	22,949		.60		1.19
3/31/2016	49.82	.56	(4.68)	(4.12)	(.92)	(.59)	(1.51)	44.19	(8.36)	19,386		.60		1.18
3/31/2015	49.32	.53	.76	1.29	(.79)	—	(.79)	49.82	2.69	16,273		.59		1.06
Class F-3:
3/31/2019	56.68	.82	(3.48)	(2.66)	(.80)	(2.24)	(3.04)	50.98	(4.65)	11,993		.49		1.60
3/31/2018	49.32	.59	9.58	10.17	(.68)	(2.13)	(2.81)	56.68	21.15	9,473		.49		1.06
3/31/2017[5,9]	47.46	.24	1.62	1.86	—	—	—	49.32	3.92 [7]	1,162		.09	[7]	.50	[7]
Class 529-A:
3/31/2019	56.00	.67	(3.49)	(2.82)	(.59)	(2.24)	(2.83)	50.35	(5.04)	1,376		.89		1.31
3/31/2018	48.77	.44	9.40	9.84	(.48)	(2.13)	(2.61)	56.00	20.71	1,525		.87		.81
3/31/2017	43.82	.41	5.09	5.50	(.55)	—	(.55)	48.77	12.65	1,172		.90		.90
3/31/2016	49.41	.40	(4.63)	(4.23)	(.77)	(.59)	(1.36)	43.82	(8.64)	1,103		.90		.86
3/31/2015	48.89	.40	.75	1.15	(.63)	—	(.63)	49.41	2.41	1,205		.89		.82

See end of table for footnotes.

EuroPacific Growth Fund	25

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
3/31/2019	$54.79	$.29	$(3.38)	$(3.09)	$(.28)	$(2.24)	$(2.52)	$49.18	(5.72)%	$219		1.64%		.59%
3/31/2018	47.73	.01	9.21	9.22	(.03)	(2.13)	(2.16)	54.79	19.76	278		1.65		.03
3/31/2017	42.90	.05	4.97	5.02	(.19)	—	(.19)	47.73	11.76	343		1.68		.12
3/31/2016	48.38	.04	(4.53)	(4.49)	(.40)	(.59)	(.99)	42.90	(9.35)	335		1.68		.08
3/31/2015	47.88	.02	.73	.75	(.25)	—	(.25)	48.38	1.62	374		1.67		.04
Class 529-E:
3/31/2019	55.50	.55	(3.44)	(2.89)	(.50)	(2.24)	(2.74)	49.87	(5.24)	60		1.11		1.09
3/31/2018	48.35	.31	9.31	9.62	(.34)	(2.13)	(2.47)	55.50	20.41	71		1.11		.57
3/31/2017	43.45	.30	5.04	5.34	(.44)	—	(.44)	48.35	12.39	60		1.13		.66
3/31/2016	49.00	.29	(4.59)	(4.30)	(.66)	(.59)	(1.25)	43.45	(8.86)	57		1.14		.62
3/31/2015	48.49	.27	.75	1.02	(.51)	—	(.51)	49.00	2.15	62		1.14		.57
Class 529-T:
3/31/2019	56.68	.79	(3.53)	(2.74)	(.72)	(2.24)	(2.96)	50.98	(4.82)[3]	—	[4]	.65	[3]	1.52	[3]
3/31/2018[5,6]	49.19	.56	9.62	10.18	(.56)	(2.13)	(2.69)	56.68	21.22 [3,7]	—	[4]	.64	[3,8]	1.03	[3,8]
Class 529-F-1:
3/31/2019	55.99	.76	(3.47)	(2.71)	(.72)	(2.24)	(2.96)	50.32	(4.81)	145		.66		1.50
3/31/2018	48.74	.56	9.40	9.96	(.58)	(2.13)	(2.71)	55.99	20.96	134		.65		1.02
3/31/2017	43.81	.51	5.07	5.58	(.65)	—	(.65)	48.74	12.88	102		.68		1.11
3/31/2016	49.40	.50	(4.62)	(4.12)	(.88)	(.59)	(1.47)	43.81	(8.44)	90		.69		1.07
3/31/2015	48.89	.51	.74	1.25	(.74)	—	(.74)	49.40	2.62	96		.67		1.04
Class R-1:
3/31/2019	54.46	.31	(3.37)	(3.06)	(.30)	(2.24)	(2.54)	48.86	(5.71)	209		1.60		.61
3/31/2018	47.49	.05	9.14	9.19	(.09)	(2.13)	(2.22)	54.46	19.82	263		1.60		.09
3/31/2017	42.69	.08	4.96	5.04	(.24)	—	(.24)	47.49	11.86	247		1.61		.19
3/31/2016	48.14	.07	(4.50)	(4.43)	(.43)	(.59)	(1.02)	42.69	(9.28)	248		1.61		.15
3/31/2015	47.64	.06	.72	.78	(.28)	—	(.28)	48.14	1.67	285		1.59		.12
Class R-2:
3/31/2019	54.93	.31	(3.39)	(3.08)	(.31)	(2.24)	(2.55)	49.30	(5.71)	690		1.60		.61
3/31/2018	47.88	.06	9.21	9.27	(.09)	(2.13)	(2.22)	54.93	19.84	818		1.58		.11
3/31/2017	43.01	.09	5.00	5.09	(.22)	—	(.22)	47.88	11.88	767		1.60		.20
3/31/2016	48.49	.08	(4.53)	(4.45)	(.44)	(.59)	(1.03)	43.01	(9.25)	800		1.58		.18
3/31/2015	47.96	.07	.73	.80	(.27)	—	(.27)	48.49	1.70	975		1.57		.15
Class R-2E:
3/31/2019	55.76	.77	(3.74)	(2.97)	(.13)	(2.24)	(2.37)	50.42	(5.46)	89		1.31		1.47
3/31/2018	48.59	.20	9.38	9.58	(.28)	(2.13)	(2.41)	55.76	20.19	254		1.29		.38
3/31/2017	43.79	.18	5.14	5.32	(.52)	—	(.52)	48.59	12.25	189		1.28		.40
3/31/2016	49.67	.52	(4.89)	(4.37)	(.92)	(.59)	(1.51)	43.79	(8.89)	8		1.18		1.25
3/31/2015[5,10]	50.08	.10	.27	.37	(.78)	—	(.78)	49.67	.82 [7]	—	[4]	1.26	[8]	.28	[8]

26	EuroPacific Growth Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-3:
3/31/2019	$55.48	$.55	$(3.45)	$(2.90)	$(.48)	$(2.24)	$(2.72)	$49.86	(5.26)%	$3,446		1.14%		1.08%
3/31/2018	48.32	.30	9.31	9.61	(.32)	(2.13)	(2.45)	55.48	20.36	4,631		1.14		.56
3/31/2017	43.40	.30	5.04	5.34	(.42)	—	(.42)	48.32	12.40	4,505		1.14		.66
3/31/2016	48.93	.29	(4.59)	(4.30)	(.64)	(.59)	(1.23)	43.40	(8.87)	5,029		1.14		.62
3/31/2015	48.40	.28	.74	1.02	(.49)	—	(.49)	48.93	2.16	6,482		1.13		.59
Class R-4:
3/31/2019	55.52	.69	(3.46)	(2.77)	(.60)	(2.24)	(2.84)	49.91	(4.99)	7,715		.84		1.37
3/31/2018	48.35	.46	9.32	9.78	(.48)	(2.13)	(2.61)	55.52	20.76	10,278		.83		.85
3/31/2017	43.45	.43	5.03	5.46	(.56)	—	(.56)	48.35	12.70	9,854		.85		.96
3/31/2016	48.99	.43	(4.59)	(4.16)	(.79)	(.59)	(1.38)	43.45	(8.58)	11,310		.85		.92
3/31/2015	48.48	.42	.74	1.16	(.65)	—	(.65)	48.99	2.45	13,488		.84		.88
Class R-5E:
3/31/2019	56.29	.62	(3.33)	(2.71)	(.76)	(2.24)	(3.00)	50.58	(4.78)	1,511		.63		1.24
3/31/2018	49.02	.59	9.45	10.04	(.64)	(2.13)	(2.77)	56.29	21.01	603		.62		1.06
3/31/2017	44.14	.53	5.09	5.62	(.74)	—	(.74)	49.02	12.89	9		.62		1.14
3/31/2016[5,11]	48.16	.20	(2.65)	(2.45)	(.98)	(.59)	(1.57)	44.14	(5.19)[7]	—	[4]	.25	[7]	.46	[7]
Class R-5:
3/31/2019	56.57	.89	(3.57)	(2.68)	(.77)	(2.24)	(3.01)	50.88	(4.71)	7,283		.54		1.72
3/31/2018	49.22	.64	9.48	10.12	(.64)	(2.13)	(2.77)	56.57	21.09	8,944		.53		1.16
3/31/2017	44.22	.58	5.13	5.71	(.71)	—	(.71)	49.22	13.07	8,721		.54		1.27
3/31/2016	49.85	.58	(4.68)	(4.10)	(.94)	(.59)	(1.53)	44.22	(8.32)	9,285		.54		1.21
3/31/2015	49.32	.59	.74	1.33	(.80)	—	(.80)	49.85	2.77	11,418		.53		1.19
Class R-6:
3/31/2019	56.63	.86	(3.52)	(2.66)	(.80)	(2.24)	(3.04)	50.93	(4.66)	68,234		.49		1.68
3/31/2018	49.27	.65	9.51	10.16	(.67)	(2.13)	(2.80)	56.63	21.17	68,770		.49		1.18
3/31/2017	44.27	.60	5.14	5.74	(.74)	—	(.74)	49.27	13.10	51,100		.50		1.30
3/31/2016	49.90	.60	(4.67)	(4.07)	(.97)	(.59)	(1.56)	44.27	(8.26)	41,539		.50		1.27
3/31/2015	49.38	.60	.74	1.34	(.82)	—	(.82)	49.90	2.80	38,346		.49		1.20

	Year ended March 31
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes	35%	29%	36%	30%	28%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for a period that is less than a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	Annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements

EuroPacific Growth Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
May 13, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

28	EuroPacific Growth Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2018, through March 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EuroPacific Growth Fund	29

	Beginning account value 10/1/2018	Ending account value 3/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$987.73	$4.16	.84%
Class A – assumed 5% return	1,000.00	1,020.74	4.23	.84
Class C – actual return	1,000.00	984.01	7.96	1.61
Class C – assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class T – actual return	1,000.00	988.90	2.98	.60
Class T – assumed 5% return	1,000.00	1,021.94	3.02	.60
Class F-1 – actual return	1,000.00	987.60	4.36	.88
Class F-1 – assumed 5% return	1,000.00	1,020.54	4.43	.88
Class F-2 – actual return	1,000.00	988.95	2.98	.60
Class F-2 – assumed 5% return	1,000.00	1,021.94	3.02	.60
Class F-3 – actual return	1,000.00	989.52	2.48	.50
Class F-3 – assumed 5% return	1,000.00	1,022.44	2.52	.50
Class 529-A – actual return	1,000.00	987.36	4.46	.90
Class 529-A – assumed 5% return	1,000.00	1,020.44	4.53	.90
Class 529-C – actual return	1,000.00	983.94	8.16	1.65
Class 529-C – assumed 5% return	1,000.00	1,016.70	8.30	1.65
Class 529-E – actual return	1,000.00	986.38	5.55	1.12
Class 529-E – assumed 5% return	1,000.00	1,019.35	5.64	1.12
Class 529-T – actual return	1,000.00	988.60	3.27	.66
Class 529-T – assumed 5% return	1,000.00	1,021.64	3.33	.66
Class 529-F-1 – actual return	1,000.00	988.64	3.32	.67
Class 529-F-1 – assumed 5% return	1,000.00	1,021.59	3.38	.67
Class R-1 – actual return	1,000.00	983.99	7.96	1.61
Class R-1 – assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class R-2 – actual return	1,000.00	984.08	7.96	1.61
Class R-2 – assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class R-2E – actual return	1,000.00	985.26	6.53	1.32
Class R-2E – assumed 5% return	1,000.00	1,018.35	6.64	1.32
Class R-3 – actual return	1,000.00	986.43	5.70	1.15
Class R-3 – assumed 5% return	1,000.00	1,019.20	5.79	1.15
Class R-4 – actual return	1,000.00	987.92	4.21	.85
Class R-4 – assumed 5% return	1,000.00	1,020.69	4.28	.85
Class R-5E – actual return	1,000.00	988.74	3.17	.64
Class R-5E – assumed 5% return	1,000.00	1,021.74	3.23	.64
Class R-5 – actual return	1,000.00	989.21	2.68	.54
Class R-5 – assumed 5% return	1,000.00	1,022.24	2.72	.54
Class R-6 – actual return	1,000.00	989.47	2.43	.49
Class R-6 – assumed 5% return	1,000.00	1,022.49	2.47	.49

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

30	EuroPacific Growth Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2019:

Long-term capital gains	$6,707,449,000
Foreign taxes	$0.10 per share
Foreign source income	$1.20 per share
Qualified dividend income	100%
Corporate dividends received deduction	$10,511,000
U.S. government income that may be exempt from state taxation	$100,220,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

EuroPacific Growth Fund	31

Approval of Investment Advisory and Service Agreement

EuroPacific Growth Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2020. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $186 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long-term growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through May 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index, the MSCI All Country World ex USA Index and the MSCI EAFE Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer-term periods. They noted that the investment results of the fund compared favorably to the results of these indexes for all periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	EuroPacific Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from receiving research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost for such services. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

EuroPacific Growth Fund	33

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34	EuroPacific Growth Fund

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36	EuroPacific Growth Fund

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EuroPacific Growth Fund	37

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation	3	None
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	17	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
Martin E. Koehler, 1957	2015	Independent management consultant	3	Deutsche Lufthansa AG
Pascal Millaire, 1983	2019	CEO, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company); former President, Fingi Inc. (enterprise software)	3	None
William I. Miller, 1956 Chairman of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2002	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Amy Zegart, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University; Director, Kratos Defense & Security Solutions	3	Kratos Defense & Security Solutions

We are deeply saddened by the loss of Nicholas Donatiello, Jr., who passed away on June 27, 2018. Mr. Donatiello served as an independent director/trustee on the boards of EuroPacific Growth Fund, New Perspective Fund and New World Fund, Inc. since 2009. His wise counsel and friendship will be missed.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Co-President and Trustee	2003	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company; Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Joanna F. Jonsson, 1963 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	EuroPacific Growth Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher Thomsen, 1970 Co-President	2015	Partner — Capital Research Global Investors, Capital Research Company [7]; Director, Capital Research and Management Company
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company [7]
Mark E. Denning, 1957 Senior Vice President	1994	Partner — Capital World Investors, Capital Research Company;[7] Partner — Capital World Investors, Capital International, Inc.;[7] Partner — Capital World Investors, Capital Bank and Trust Company
Jonathan Knowles, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.[7]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Nicholas J. Grace, 1966 Vice President	2004	Partner — Capital Research Global Investors, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]
Leo Hee, 1971 Vice President	2014	Partner — Capital World Investors, Capital International, Inc.[7]
Jesper Lyckeus, 1967 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Lara Pellini, 1975 Vice President	2015	Partner — Capital World Investors, Capital Research Company [7]
Joerg Sponer, 1972 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Leo Hee, Lara Pellini and Joerg Sponer, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

EuroPacific Growth Fund	39

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):

3,072,009,465

Total shares voting on November 28, 2018:

1,891,482,130 (61.6% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Elisabeth Allison	1,869,186,672	98.8%	22,295,458	1.2%
Vanessa C. L. Chang	1,865,849,903	98.6	25,632,227	1.4
Pablo R. González Guajardo	1,473,170,466	77.9	418,311,664	22.1
Joanna F. Jonsson	1,870,083,271	98.9	21,398,858	1.1
Carl M. Kawaja	1,868,830,437	98.8	22,651,692	1.2
Martin E. Koehler	1,869,265,305	98.8	22,216,825	1.2
Pascal Millaire	1,869,507,242	98.8	21,974,887	1.2
William I. Miller	1,831,094,607	96.8	60,387,523	3.2
Alessandro Ovi	1,855,239,694	98.1	36,242,436	1.9
Josette Sheeran	1,869,843,785	98.9	21,638,345	1.1
Amy Zegart	1,870,421,693	98.9	21,060,437	1.1

40	EuroPacific Growth Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2019, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ITEM 4 – Principal Accountant Fees and Services	EUPAC

Registrant:

a) Audit Fees:
Audit	2018	139,000
	2019	3,000

b) Audit-Related Fees:
	2018	42,000
	2019	38,000

c) Tax Fees:
	2018	33,000
	2019	19,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	1,064,000
	2019	2,515,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	None
2019	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,197,000 for fiscal year 2018 and $2,748,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®

Investment portfolio

March 31, 2019

Common stocks 93.54% Financials 17.43%	Shares	Value (000)
HDFC Bank Ltd.	112,173,464	$3,754,876
HDFC Bank Ltd. (ADR)	7,727,242	895,665
AIA Group Ltd.	452,940,000	4,509,233
Kotak Mahindra Bank Ltd.	94,883,478	1,827,817
Prudential PLC	74,885,038	1,499,585
Barclays PLC	550,719,268	1,109,495
Housing Development Finance Corp. Ltd.	31,813,425	903,887
China Construction Bank Corp., Class H	949,336,140	813,895
B3 SA - Brasil, Bolsa, Balcao	90,072,000	738,915
Axis Bank Ltd.1	64,612,400	724,937
Sberbank of Russia PJSC (ADR)	51,802,911	686,907
UniCredit SpA	48,921,728	627,145
DBS Group Holdings Ltd.	31,495,000	586,326
Brookfield Asset Management Inc., Class A	11,160,000	520,614
Bank Central Asia Tbk PT	250,700,000	488,548
PICC Property and Casualty Co. Ltd., Class H	424,863,869	482,778
Toronto-Dominion Bank (CAD denominated)	7,670,000	416,230
Itaú Unibanco Holding SA, preferred nominative (ADR)	44,167,500	389,116
Banco Santander, SA	74,415,245	345,963
Agricultural Bank of China Ltd., Class H	664,100,000	306,249
Deutsche Boerse AG	2,336,540	299,582
London Stock Exchange Group PLC	4,698,000	290,709
Bank of China Ltd., Class H	554,573,555	251,502
FinecoBank SpA	18,278,998	240,415
The People’s Insurance Co. (Group) of China Ltd., Class H	560,870,215	240,068
IndusInd Bank Ltd.	8,687,596	223,225
Ayala Corp.	12,080,000	216,248
BNP Paribas SA	4,457,000	213,035
Zurich Insurance Group AG	640,500	212,010
Credit Suisse Group AG	18,050,954	210,375
Capitec Bank Holdings Ltd.	2,222,071	207,903
ICICI Bank Ltd.	33,944,000	196,241
Bank of Ireland Group PLC	31,687,838	188,393
Hana Financial Group Inc.	5,867,064	188,143
BOC Hong Kong (Holdings) Ltd.	44,382,000	183,748
Fairfax Financial Holdings Ltd., subordinate voting shares (CAD denominated)	251,000	116,264
Fairfax Financial Holdings Ltd., subordinate voting shares	124,291	57,809
Metropolitan Bank & Trust Co.	105,383,312	160,353
3i Group PLC	11,950,000	153,277
Société Générale	4,766,872	137,825
CaixaBank, SA	42,615,000	133,085
Banco BPM SpA1	59,907,284	123,771
Burford Capital Ltd.	5,540,000	121,655
Shinhan Financial Group Co., Ltd.	3,182,000	117,738
Türkiye Garanti Bankasi AS	73,363,000	109,739
Grupo Financiero Galicia SA, Class B (ADR)	4,191,050	106,956
Royal Bank of Canada	1,251,000	94,381

EuroPacific Growth Fund — Page 1 of 9

Common stocks (continued) Financials (continued)	Shares	Value (000)
BB Seguridade Participações SA	13,844,900	$93,776
Macquarie Group Ltd.	985,000	90,516
Eurobank Ergasias SA1	108,860,228	86,701
Bharat Financial Inclusion Ltd.1	5,120,000	83,531
Hiscox Ltd.	4,038,809	82,061
Standard Life Aberdeen PLC	23,836,253	81,945
Intesa Sanpaolo SpA	29,468,000	71,764
KB Financial Group Inc.	1,891,600	69,741
RSA Insurance Group PLC	6,184,000	40,900
Akbank TAS1	32,500,000	36,840
Credicorp Ltd.	130,000	31,193
ABN AMRO Group NV, depository receipts	1,325,361	29,883
Sony Financial Holdings Inc.	1,545,000	29,107
Unione di Banche Italiane SpA	10,625,571	28,106
		27,278,695
Consumer discretionary 14.43%
Alibaba Group Holding Ltd. (ADR)1	21,324,295	3,890,618
MercadoLibre, Inc.1,2	3,424,500	1,738,721
LVMH Moët Hennessy-Louis Vuitton SE	4,636,000	1,705,222
Galaxy Entertainment Group Ltd.2	224,749,000	1,530,307
Sony Corp.	30,665,500	1,285,223
adidas AG	4,984,373	1,211,058
Naspers Ltd., Class N	3,786,500	874,445
Industria de Diseño Textil, SA	26,741,966	785,942
Kering SA	1,340,165	768,502
Melco Resorts & Entertainment Ltd. (ADR)2	32,297,140	729,592
EssilorLuxottica	6,613,801	722,465
Meituan Dianping, Class B1	103,390,504	696,738
Volkswagen AG, nonvoting preferred	3,605,000	567,441
Sands China Ltd.	111,933,200	562,521
Ryohin Keikaku Co., Ltd.2	2,164,000	547,492
Just Eat PLC1,2	54,396,000	532,069
Hyundai Motor Co.	4,647,572	489,283
Nitori Holdings Co., Ltd.	2,725,000	351,597
Carnival Corp., units	6,570,000	333,231
Suzuki Motor Corp.	7,343,000	324,515
Rakuten, Inc.	31,230,800	295,316
Midea Group Co., Ltd., Class A	34,305,936	248,762
ASOS PLC1,2	5,897,884	245,814
GVC Holdings PLC2	31,312,683	227,978
Accor SA	5,624,811	227,841
Hermès International	345,000	227,636
Paddy Power Betfair PLC	2,325,681	179,357
Merlin Entertainments PLC	35,160,000	157,211
Samsonite International SA	47,820,400	153,209
Eicher Motors Ltd.	479,508	142,227
Wynn Macau, Ltd.	46,334,000	109,196
Hyundai Mobis Co., Ltd.	547,600	100,586
Ctrip.com International, Ltd. (ADR)1	2,280,000	99,613
Melco International Development Ltd.	39,692,000	93,037
Motherson Sumi Systems Ltd.	33,195,000	71,733
Valeo SA, non-registered shares	2,230,000	64,664
Li & Fung Ltd.	324,078,000	58,211
Maruti Suzuki India Ltd.	575,000	55,384

EuroPacific Growth Fund — Page 2 of 9

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
William Hill PLC	24,489,000	$51,209
Fast Retailing Co., Ltd.	105,400	49,481
Ferrari NV	334,313	44,814
HUGO BOSS AG	598,134	40,848
		22,591,109
Information technology 12.29%
Samsung Electronics Co., Ltd.	79,274,796	3,118,333
Samsung Electronics Co., Ltd., nonvoting preferred	2,440,000	77,923
Taiwan Semiconductor Manufacturing Co., Ltd.	271,072,329	2,159,221
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,247,523	337,818
ASML Holding NV	11,654,828	2,185,940
SK hynix, Inc.	30,309,200	1,981,273
Keyence Corp.	2,593,780	1,614,121
Amadeus IT Group SA, Class A, non-registered shares	14,826,852	1,187,526
Tokyo Electron Ltd.	5,805,800	838,156
PagSeguro Digital Ltd., Class A1,2	24,308,238	725,601
Halma PLC2	22,653,157	493,317
Largan Precision Co., Ltd.	3,210,000	479,097
Worldpay, Inc., Class A (GBP denominated)1	4,020,941	449,917
Temenos AG	2,956,524	435,870
Capgemini SE	3,554,000	430,962
Murata Manufacturing Co., Ltd.	8,408,178	418,171
SAP SE	3,380,000	390,526
Adyen NV1	477,800	374,109
Hexagon AB, Class B	5,122,000	267,193
Xiaomi Corp., Class B1	181,029,800	262,437
Hamamatsu Photonics KK	5,051,000	195,058
AAC Technologies Holdings Inc.	23,003,877	136,119
TravelSky Technology Ltd., Class H	48,723,000	128,791
TDK Corp.	1,479,000	115,699
Infineon Technologies AG	5,573,000	110,558
WiseTech Global Ltd.	6,676,617	109,606
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	17,699,965	92,369
OBIC Co., Ltd.	765,000	77,031
Shimadzu Corp.	690,800	19,945
Renesas Electronics Corp.1	3,247,200	15,001
		19,227,688
Industrials 10.62%
Airbus SE, non-registered shares	32,152,127	4,252,258
SMC Corp.	2,409,700	902,958
International Consolidated Airlines Group, SA (CDI)2	129,105,675	860,947
Safran SA	6,107,000	837,477
Rolls-Royce Holdings PLC1	63,482,720	746,793
MTU Aero Engines AG2	3,144,000	711,705
Melrose Industries PLC2	290,421,746	692,783
Yamato Holdings Co., Ltd.2	25,518,093	658,271
Komatsu Ltd.	24,009,232	556,850
Adani Ports & Special Economic Zone Ltd.	83,826,574	457,582
Ryanair Holdings PLC (ADR)1	5,806,000	435,102
Nidec Corp.	3,367,100	426,090
DCC PLC	4,784,045	413,426
Edenred SA	8,850,000	402,758
DSV A/S	4,420,000	365,533

EuroPacific Growth Fund — Page 3 of 9

Common stocks (continued) Industrials (continued)	Shares	Value (000)
KONE Oyj, Class B	6,411,000	$323,332
SK Holdings Co., Ltd.	1,351,955	322,178
Recruit Holdings Co., Ltd.	11,044,300	314,996
Airports of Thailand PCL, foreign registered	145,700,000	312,198
Jardine Matheson Holdings Ltd.	4,367,800	272,376
Schindler Holding AG, participation certificate	1,300,000	269,465
Schindler Holding AG	2,000	414
Rentokil Initial PLC	53,636,506	246,811
Thales	1,916,500	229,495
Knorr-Bremse AG, non-registered shares1	2,181,023	216,594
Rheinmetall AG	1,981,200	206,418
Spirax-Sarco Engineering PLC	2,131,000	199,560
Bunzl PLC	4,494,514	148,220
Shanghai International Airport Co., Ltd., Class A	15,342,341	141,890
Eiffage SA	1,385,500	133,131
Vinci SA	1,281,018	124,615
DP World PLC	6,640,000	106,240
SNC-Lavalin Group Inc.	2,454,000	62,270
NIBE Industrier AB, Class B	4,770,000	61,079
Aalberts Industries NV, non-registered shares	1,507,000	52,117
Rational AG	70,400	43,434
Rumo SA1	7,800,800	38,154
Alliance Global Group, Inc.	123,500,000	38,007
Babcock International Group PLC	5,100,438	32,784
		16,616,311
Health care 8.68%
Novartis AG	20,856,600	2,006,171
Daiichi Sankyo Co., Ltd.3	34,141,000	1,728,867
AstraZeneca PLC	11,519,100	920,129
Chugai Pharmaceutical Co., Ltd.	13,055,158	896,416
Takeda Pharmaceutical Co. Ltd.	21,696,653	885,054
Teva Pharmaceutical Industries Ltd. (ADR)1	52,991,159	830,901
Koninklijke Philips NV	17,302,000	704,820
Fresenius SE & Co. KGaA	11,409,000	636,831
CSL Ltd.	4,441,000	614,711
HOYA Corp.	8,511,951	561,345
Grifols, SA, Class B, nonvoting preferred, non-registered shares	13,451,154	266,771
Grifols, SA, Class A, non-registered shares	6,401,000	179,221
Grifols, SA, Class B (ADR)	3,541,478	71,219
NMC Health PLC2	12,262,303	364,779
Hikma Pharmaceuticals PLC2	14,615,045	341,019
GW Pharmaceuticals PLC (ADR)1,2	1,816,499	306,207
Aier Eye Hospital Group Co., Ltd., Class A	48,271,868	244,225
Novo Nordisk A/S, Class B	4,313,500	225,805
Sartorius AG, nonvoting preferred, non-registered shares	1,196,011	205,135
Fresenius Medical Care AG & Co. KGaA	2,398,000	193,408
Merck KGaA	1,678,000	191,335
Roche Holding AG, nonvoting, non-registered shares	595,500	164,073
Galapagos NV1	1,350,000	157,342
Straumann Holding AG	150,000	122,395
Yunnan Baiyao Group Co., Ltd., Class A	9,588,823	121,997
Sysmex Corp.	1,865,300	112,595
WuXi Biologics (Cayman) Inc.1	10,329,347	100,465
bioMérieux SA	1,125,000	93,007

EuroPacific Growth Fund — Page 4 of 9

Common stocks (continued) Health care (continued)	Shares	Value (000)
Demant A/S1	2,509,762	$74,214
Bayer AG	1,055,043	68,169
Asahi Intecc Co., Ltd.	1,400,000	65,686
Fisher & Paykel Healthcare Corp. Ltd.	3,950,000	42,232
Hypera SA, ordinary nominative	4,229,700	27,979
Coloplast A/S, Class B	243,609	26,728
Argenx SE (ADR)1	212,300	26,504
		13,577,755
Materials 8.18%
Vale SA, ordinary nominative (ADR)	178,882,800	2,336,209
Vale SA, ordinary nominative	49,698,378	646,466
Glencore PLC	254,215,191	1,052,741
Teck Resources Ltd., Class B	42,384,000	980,666
Koninklijke DSM NV	7,657,619	834,598
Asahi Kasei Corp.2	76,292,742	786,126
Chr. Hansen Holding A/S2	7,314,000	741,357
Sika AG	4,814,521	672,558
First Quantum Minerals Ltd.2	54,022,483	612,445
Rio Tinto PLC	9,410,000	546,743
Linde PLC (EUR denominated)	1,966,580	344,138
Linde PLC	986,600	173,572
Akzo Nobel NV	3,930,711	348,289
CCL Industries Inc., Class B, nonvoting shares	8,200,000	331,964
ArcelorMittal SA	12,916,112	261,636
LafargeHolcim Ltd.	4,618,000	228,129
Agnico Eagle Mines Ltd.	5,003,412	217,648
HeidelbergCement AG	2,670,684	192,213
Indorama Ventures PCL, foreign registered	113,541,600	177,996
Evonik Industries AG	6,320,756	172,153
Fortescue Metals Group Ltd.	30,607,839	154,522
Yara International ASA	3,632,000	148,565
CRH PLC	4,403,868	136,592
UltraTech Cement Ltd.	2,112,000	121,898
MMG Ltd.1	269,296,554	109,435
Barrick Gold Corp. (GBP denominated)	7,365,856	100,978
Aluminum Corp. of China Ltd., Class H1	256,356,000	94,379
Air Liquide SA, non-registered shares	628,000	79,850
Klabin SA, units	17,463,500	75,958
BASF SE	1,016,500	74,721
Hindalco Industries Ltd.	16,253,000	48,213
		12,802,758
Energy 6.19%
Reliance Industries Ltd.	196,635,942	3,869,563
Royal Dutch Shell PLC, Class B	18,856,544	596,310
Royal Dutch Shell PLC, Class A (GBP denominated)	10,516,976	330,597
Royal Dutch Shell PLC, Class A (EUR denominated)	122,980	3,860
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	50,670,000	806,666
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	8,293,760	118,601
Canadian Natural Resources, Ltd. (CAD denominated)	19,315,225	530,307
Canadian Natural Resources, Ltd.	4,342,000	119,405
Cenovus Energy Inc.2	69,818,000	606,045
TOTAL SA	10,226,978	568,099
Oil Search Ltd.2	94,187,800	524,993

EuroPacific Growth Fund — Page 5 of 9

Common stocks (continued) Energy (continued)	Shares	Value (000)
Enbridge Inc. (CAD denominated)	13,269,930	$480,611
Tourmaline Oil Corp.2	16,547,000	255,569
Suncor Energy Inc.	7,666,900	248,478
Saipem SpA, Class S1	28,172,263	149,005
Ultrapar Participacoes SA, ordinary nominative	9,220,000	110,677
BP PLC	14,320,000	104,166
CNOOC Ltd.	38,800,000	72,658
China Petroleum & Chemical Corp., Class H	80,800,000	63,714
LUKOIL Oil Co. PJSC (ADR)	610,000	54,656
Seven Generations Energy Ltd., Class A1	5,877,600	42,443
Novatek PJSC (GDR)	207,000	35,480
		9,691,903
Consumer staples 5.99%
Nestlé SA	14,341,399	1,366,808
British American Tobacco PLC	31,185,430	1,297,322
Pernod Ricard SA	5,360,610	962,122
Kao Corp.	8,994,200	707,493
Kweichow Moutai Co., Ltd., Class A	5,017,538	637,619
Thai Beverage PCL	825,350,000	514,607
Associated British Foods PLC	15,999,485	508,252
Kirin Holdings Co., Ltd.	17,329,745	413,190
JBS SA, ordinary nominative	80,809,704	328,576
Treasury Wine Estates Ltd.	27,974,734	296,561
Philip Morris International Inc.	2,810,000	248,376
Glanbia PLC	11,840,579	231,641
Uni-Charm Corp.	6,933,000	229,140
Coca-Cola European Partners PLC	4,291,645	222,050
KOSÉ Corp.	1,048,500	192,331
CP ALL PCL, foreign registered	72,596,966	170,998
Ambev SA	35,791,000	153,846
LG Household & Health Care Ltd.	123,000	153,547
Alimentation Couche-Tard Inc., Class B	2,500,000	147,267
Anheuser-Busch InBev SA/NV	1,693,000	141,978
Coca-Cola HBC AG (CDI)	3,562,746	121,344
Meiji Holdings Co., Ltd.	1,391,300	112,856
Wal-Mart de México, SAB de CV, Series V	40,980,000	109,616
Fomento Económico Mexicano, SAB de CV	9,055,000	83,574
Godrej Consumer Products Ltd.	2,339,970	23,172
		9,374,286
Communication services 5.30%
Nintendo Co., Ltd.2	9,070,426	2,582,899
Tencent Holdings Ltd.	49,853,911	2,292,660
SoftBank Group Corp.	16,261,400	1,576,547
Baidu, Inc., Class A (ADR)1	1,743,000	287,334
Altice Europe NV, Class A1,2	62,627,628	164,461
Altice Europe NV, Class B1,2	14,777,869	38,525
China Unicom (Hong Kong) Ltd.	153,430,000	194,476
United Internet AG	5,075,000	185,189
ITV PLC	78,811,903	130,466
Advanced Info Service PCL, foreign registered	22,200,000	128,716
SK Telecom Co., Ltd.	457,000	101,256
América Móvil, SAB de CV, Series L (ADR)	5,873,819	83,878
América Móvil, SAB de CV, Series L	18,821,401	13,459

EuroPacific Growth Fund — Page 6 of 9

Common stocks (continued) Communication services (continued)	Shares	Value (000)
ProSiebenSat.1 Media SE	5,899,222	$84,174
Intouch Holdings PCL, foreign registered	41,950,000	76,008
YY Inc., Class A (ADR)1	856,000	71,913
Nippon Telegraph and Telephone Corp.	1,648,900	69,970
LG Uplus Corp.	5,053,000	68,777
TalkTalk Telecom Group PLC	35,499,000	50,998
Axel Springer SE	963,068	49,738
Yandex NV, Class A1	1,289,000	44,264
BT Group PLC	2,679,658	7,781
		8,303,489
Utilities 2.89%
Ørsted AS	19,677,485	1,491,319
ENN Energy Holdings Ltd.2	77,627,000	750,564
China Gas Holdings Ltd.	208,024,600	731,403
Enel SpA	78,250,000	500,680
China Resources Gas Group Ltd.	76,616,000	361,122
ENGIE SA	7,833,600	116,696
ENGIE SA, bonus shares3	4,756,000	70,849
E.ON SE	14,250,000	158,443
Guangdong Investment Ltd.	76,500,000	147,739
SSE PLC	4,695,000	72,585
Naturgy Energy Group, SA	2,357,183	65,919
Pampa Energía SA (ADR)1	2,085,000	57,483
		4,524,802
Real estate 1.54%
China Overseas Land & Investment Ltd.	152,358,000	578,382
Sun Hung Kai Properties Ltd.	20,975,083	359,919
Ayala Land, Inc.	390,814,709	334,176
Ayala Land, Inc., preference shares1,3,4	481,283,600	825
Vonovia SE	6,367,739	330,150
Henderson Land Development Co. Ltd.	41,037,973	260,867
CK Asset Holdings Ltd.	18,470,000	164,231
China Resources Land Ltd.	34,970,000	156,809
Longfor Group Holdings Ltd.	34,291,500	120,785
Central Pattana PCL, foreign registered	43,975,000	101,502
		2,407,646
Total common stocks (cost: $107,146,634,000)		146,396,442
Rights & warrants 0.08% Real estate 0.08%
Vinhomes JSC, warrants, expire 20191,3	33,474,875	132,001
Total rights & warrants (cost: $138,006,000)		132,001
Bonds, notes & other debt instruments 0.12% U.S. Treasury bonds & notes 0.06% U.S. Treasury 0.06%	Principal amount (000)
U.S. Treasury 1.50% 20195	$100,000	99,461
Total U.S. Treasury bonds & notes		99,461

EuroPacific Growth Fund — Page 7 of 9

Bonds, notes & other debt instruments (continued) Corporate bonds & notes 0.05% Financials 0.05%	Principal amount (000)	Value (000)
UniCredit SpA 5.861% 20326,7	$19,000	$17,534
UniCredit SpA, Contingent Convertible, 5.375% (undated)7	€5,375	5,187
UniCredit SpA, Contingent Convertible, 6.625% (undated)7	21,245	23,227
UniCredit SpA, Contingent Convertible, 8.00% (undated)7	$27,075	25,415
		71,363
Total corporate bonds & notes		71,363
Bonds & notes of governments & government agencies outside the U.S. 0.01%
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 54.47% 20208	ARS116,033	2,991
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 51.542% 20228	332,144	7,449
		10,440
Total bonds, notes & other debt instruments (cost: $179,071,000)		181,264
Short-term securities 6.20% Money market investments 5.95%	Shares
Capital Group Central Cash Fund2	93,044,336	9,302,573
Bonds & notes of governments & government agencies outside the U.S. 0.25%	Principal amount (000)
Argentinian Treasury Bills (17.02%)–2.81% due 4/30/2019–4/30/2020	ARS14,609,946	395,081
Total short-term securities (cost: $9,778,246,000)		9,697,654
Total investment securities 99.94% (cost: $117,241,957,000)		156,407,361
Other assets less liabilities 0.06%		98,240
Net assets 100.00%		$156,505,601

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 3/31/2019 (000)
Purchases (000)	Sales (000)
USD62,400	INR4,462,500	HSBC Bank	4/5/2019	$(1,948)
USD82,916	INR5,925,000	JPMorgan Chase	4/8/2019	(2,480)
USD187,594	GBP141,350	Citibank	4/26/2019	3,233
USD133,465	GBP100,572	JPMorgan Chase	4/26/2019	2,290
USD64,334	INR4,462,500	Citibank	4/26/2019	199
USD42,159	INR2,925,000	HSBC Bank	5/7/2019	179
				$1,473

EuroPacific Growth Fund — Page 8 of 9

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,932,542,000, which represented 1.23% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,860,000, which represented less than .01% of the net assets of the fund.
6	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,534,000, which represented .01% of the net assets of the fund.
7	Step bond; coupon rate may change at a later date.
8	Coupon rate may change periodically.

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
INR = Indian rupees
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

© 2019 Capital Group. All rights reserved.

MFGEFPX-016-0519O-S66069	EuroPacific Growth Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of EuroPacific Growth Fund (the “Fund”), as of March 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of March 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

May 13, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2019

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2019

T